                                                                EXHIBIT 10(XVII)

                    SECOND AMENDMENT TO FORBEARANCE AGREEMENT


         THIS SECOND AMENDMENT TO FORBEARANCE AGREEMENT, dated as of December 3, 1999 (herein called this "Amendment"), is entered into by and among KCS MEDALLION RESOURCES, INC., a Delaware corporation (formerly known as InterCoast Oil and Gas Company) ("KCS Medallion"), KCS ENERGY, INC., a Delaware corporation ("KCS"), KCS ENERGY SERVICES, INC., a Delaware corporation (formerly known as InterCoast Gas Services Company) ("Medallion Gas Services" and together with KCS Medallion, KCS and KCS Energy Services, each individually, a "Borrower" and collectively, the "Borrowers", each lender that is a signatory hereto or becomes a party hereto as provided in Sections 9.1 or 2.25 of the Credit Agreement (hereinafter defined) (individually, together with its successors and assigns, a "Lender" and, collectively, together with their respective successors and assigns, the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York agency (in its individual capacity, "CIBC"), and as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"), and CIBC Inc., a Delaware corporation as collateral agent for the Lenders (in such capacity pursuant to the terms hereof, the "Collateral Agent"). Terms used herein which are defined in the Forbearance Agreement (as hereinafter defined) are used herein with the meanings given them therein.

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the Lenders, the Collateral Agent and the Agent have entered into a Forbearance Agreement dated as of July 26, 1999 but effective as of July 1, 1999, which Forbearance Agreement was amended by an Amendment to Forbearance Agreement dated as of September 30, 1999 (such agreement, as so amended, the "Forbearance Agreement") pursuant to which, on the terms provided therein, the Lenders have agreed (x) to forbear from exercising any further rights and remedies as provided in the Loan Documents or otherwise during the Forbearance Period and (y) to rescind the declaration contained in a notice of default dated July 12, 1999 that all Obligations of the Borrowers pursuant to the Loan Documents are immediately due and payable, such rescission and forbearance to be in effect until termination of the Forbearance Period and notice to the Borrowers from the Agent accelerating the date for payment of the Obligations; and

         WHEREAS, the Borrowers, the Lenders, the Collateral Agent and the Agent now wish to amend the Forbearance Agreement in certain respects;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         SECTION 1. Amendment to Section 1.2. Section 1.2 of the Forbearance Agreement is hereby amended by deleting the reference to the date "December 3, 1999" in the ninth line thereof and inserting in lieu thereof the date "March 2, 2000."

         SECTION 2. Amendment to Section 2.1. Section 2.1 of the Forbearance Agreement is hereby amended by the addition of the following definition immediately after the definition of "Interest Period":

                  "Specified Value" means, with respect to any Oil and Gas Property, a value specified by the Agent, with the consent of the Required Lenders.

         SECTION 3. Amendment to Section 3.3. Section 3.3 of the Forbearance Agreement is hereby amended as follows:

                  (i) The first sentence of clause (a) of Section 3.3 of the Forbearance Agreement is amended and restated in its entirety to read as follows: "(a) Accrued and unpaid interest on each outstanding Base Rate Loan shall be due and payable on July 31, 1999, August 31, 1999, September 30, 1999, October 31, 1999, November 30, 1999, December 31, 1999, January 31, 2000 and February 29, 2000."

                  (ii) The first sentence of clause (b) of Section 3.3 of the Forbearance Agreement is amended and restated in its entirety to read as follows: "(b) During the Forbearance Period, payments of principal of the Tranche A Loans shall be due and payable in the amount of $1,250,000 on each of July 31, 1999, August 31, 1999, September 30,
         1999, October 31, 1999, November 30, 1999, December 31, 1999, January 31, 2000 and February 29, 2000."

         SECTION 4. Amendment to Section 3.4. Section 3.4(a) of the Forbearance Agreement is amended by deleting the reference to the date "December 3, 1999" in the seventh line thereof and inserting in lieu thereof the date "March 2, 2000".

         SECTION 5. Amendment to Section 3.6. Section 3.6 of the Forbearance Agreement is hereby amended and restated in its entirety to read as follows:


                  Section 3.6 Sales of Oil and Gas Properties. At any time during the Forbearance Period that any of the Oil and Gas Properties are sold (other than Oil and Gas Properties described in Section 7.1(iii) of this Agreement), the Borrowers shall, substantially concurrently with the sale thereof, pay principal of the Obligations in an amount equal to the Specified Value until the principal of the Obligations is paid in full. In addition, upon the sale of any such Oil and Gas Properties, if the Net Cash Proceeds are greater than the Specified Value, the Borrowers shall pay an amount equal to twenty percent (20%) of the portion of the Net Cash Proceeds in excess of the Specified Value which shall be applied to the repayment of the principal of the Obligations until the principal amount of such Obligations is repaid in full. At the time of the making of each payment hereunder, the Borrowers shall specify to the Agent the Loans to which such payment is to be applied in accordance with the terms of this Agreement. In the event the Borrowers fail to so specify, the Agent may apply such payment to Loans as it may elect in its discretion and in accordance with the terms of the Credit Agreement and this Agreement. The Agent shall have the necessary authority to release, and each Lender hereby consents to the Agent releasing, Liens on the Oil and Gas Properties sold pursuant to this Section 3.6 (and Oil and Gas Properties described in Section 7.1(iii) of this Agreement) so long as the Net Cash Proceeds equal or exceed the Specified Value.

         SECTION 6. Amendment to Section 7.1. Clause (iii) of Section 7.1 of the Forbearance Agreement is hereby amended and restated to read as follows: "(iii) have an aggregate value for all such sales during the period beginning December 3, 1999 and continuing thereafter of less than $250,000 (excluding sales of Oil and Gas Properties, the proceeds of which are applied to the Loans in accordance with other provisions of this Agreement)."

         SECTION 7. Deletion of Exhibit A. Exhibit A of the Forbearance Agreement is hereby deleted in its entirety.

         SECTION 8. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon receipt by the Agent of all the following documents, each in form and substance satisfactory to the Agent:

                  (i) Multiple counterparts of this Amendment as requested by the Agent; and

                  (ii) certificates of the secretary or an assistant secretary of each Borrower, certifying as to resolutions of the board of directors of such entity authorizing this amendment and the incumbency and signatures of the officers of such company authorized to execute this Amendment.

         SECTION 9. Effect. This Amendment shall be deemed to be an amendment to the Forbearance Agreement, and the Forbearance Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Forbearance Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Forbearance Agreement as amended hereby.

         SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

         SECTION 11. Successors. This Amendment shall be binding upon each of the Borrowers, the Lenders, the Collateral Agent and the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrowers, the Lenders, the Collateral Agent and the Agent and the successors and assigns of the Lenders, the Collateral Agent and the Agent.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                                        BORROWERS:

                                        KCS MEDALLION RESOURCES, INC.


                                        By:
                                           ---------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------


                                        KCS ENERGY, INC.


                                        By:
                                           ---------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------


                                        KCS ENERGY SERVICES, INC.


                                        By:
                                           ---------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------


                                        KCS MEDALLION GAS SERVICES, INC.


                                        By:
                                           ---------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                        LENDERS:

                                        BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                        By:
                                           ---------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                        COMERICA BANK-TEXAS


                                        By:
                                           ---------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                        SOCIETE GENERALE, SOUTHWEST AGENCY


                                        By:
                                           ---------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------


                                        DEN NORSKE BANK ASA

                                        By:
                                           ---------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                        By:
                                           ---------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                        PARIBAS


                                        By:
                                           ---------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------


                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By:
                                           ---------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                        CIBC INC., Lender and Collateral Agent


                                        By:
                                           ---------------------------------
                                                 Authorized Signatory


                                        AGENT:

                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By:
                                           ---------------------------------

                                                                  EXHIBIT (10)xx


                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                      )
                                            )     Chapter 11
KCS ENERGY, INC., a Delaware corporation    )
                                            )     Case No. 00-0310 (PJW)
     et al.                                 )
                                            )     Jointly Administered
               Debtors.                     )
                                            )

                    FINAL ORDER AUTHORIZING AND RESTRICTING
           USE OF CASH COLLATERAL AND GRANTING ADEQUATE PROTECTION(1)

     The Debtors having filed the Motion of Debtors for Entry of Order Authorizing and Restricting Use of Cash Collateral and Granting Adequate Protection ("the Motion") seeking entry of an order authorizing and restricting use of cash collateral and granting adequate protection of (a) the secured claims of CIBC Inc., as lender, Canadian Imperial Bank of Commerce ("CIBC"), as Agent for CIBC Inc. and the other Medallion Lenders and Resources Lenders and CIBC Inc., as Collateral Agent for itself and the other Medallion Lenders and Resources Lenders, and (b) the secured claims of the Medallion Hedging Lender (CIBC, CIBC Inc., the Medallion Lenders, the Resources Lenders and the Medallion Hedging Lender, together with their successors and permitted assigns, are hereinafter referred to as the "Lenders"); the Debtors and the Lenders having stipulated and agreed to the entry of the Interim Order; the Court having reviewed the Motion, having held a preliminary hearing on the Motion and having entered the Interim Order; objections having been raised to the Motion by certain holders of 11%


----------------------

(1) All terms not otherwise defined herein shall have the meaning ascribed to them in the Order Authorizing and Restricting Use of Cash Collateral and Granting Adequate Protection dated as of January 19, 2000 (the "Interim Order").

Senior Notes due in 2003 and such objections having been overruled by the Court; the Debtors having provided due and adequate notice of the Motion and Order on the parties entitled to such notice; the Interim Order providing that if no objection is timely filed and served, the Court may enter an order continuing the Interim Order as a final order without conducting a final hearing; and no objections to the Motion or Order having been filed by any party.

        IT IS HEREBY ORDERED THAT:

         1.    The Motion is granted in its entirety.

         2. The Interim Order is continued as a final order effective as of February 7, 2000 and is incorporated herein in its entirety.


Dated:   February 7, 2000           /s/     PETER J. WALSH
         ----------------           ------------------------------
                                    UNITED STATES BANKRUPTCY JUDGE


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